                                                                    EXHIBIT 10.1


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                                OPTION AGREEMENT

                                 by and between

                       INSpire INSURANCE SOLUTIONS, INC.,

                                       and

                    ARROWHEAD GENERAL INSURANCE AGENCY, INC.

                          dated as of December 1, 1998

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

THIS OPTION AGREEMENT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACTS OF ANY STATE AND MAY NOT BE TRANSFERRED OR SOLD IN VIOLATION OF SUCH ACTS OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                                OPTION AGREEMENT

          THIS OPTION AGREEMENT (this "AGREEMENT"), dated as of December 1, 1998, (the "SIGNING DATE"), is between INSpire Insurance Solutions, Inc., a Texas corporation ("INSPIRE"), and Arrowhead General Insurance Agency, Inc., a Minnesota corporation ("ARROWHEAD"). INSpire and Arrowhead are sometimes collectively referred to as the "PARTIES," and individually referred to as a "PARTY."

                                    RECITALS

          A. This Agreement was entered into in connection with, and was a condition to the consummation of, that certain (i) Stock Purchase Agreement, dated as of October 29, 1998, between INSpire, Arrow Claims Management, Inc. and the stockholders of Arrow Claims Management, Inc. (the "STOCK PURCHASE AGREEMENT") and (ii) Asset Purchase Agreement, dated as of October 29, 1998, between the Parties (the "ASSET PURCHASE AGREEMENT").

          B. In connection with the consummation of the transactions set forth in the Asset Purchase Agreement, INSpire desires to grant Arrowhead an option to purchase from INSpire a certain number of shares of common stock of INSpire, par value $.01 per share (the "COMMON STOCK"), on the terms and conditions set forth in this Agreement.

          C. Capitalized terms used in this Agreement are defined or indexed in Appendix A for the convenience of the reader and in order to eliminate the need for cross-references. Appendix A is incorporated herein by this reference.

                             STATEMENT OF AGREEMENT

          NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants, representations and warranties set forth in this Agreement and for other good, valid and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                               THE OPTION; VESTING

          Section 1.1 Number of Option Shares. Subject to the terms and conditions set forth in this Agreement, INSpire hereby grants to Arrowhead an option to purchase at the Option Price Per Share, the number of shares of Common Stock (the "OPTION) equal to the quotient (rounded up to the next whole number) of (a) 7,000,000, divided by (b) the closing price per share of Common Stock on October 29, 1998 as quoted on the Nasdaq National Market (such number of shares of Common Stock as may be adjusted as provided herein, the "OPTION SHARES").

          Section 1.2 Year One Vesting. Subject to the terms and conditions set forth in this Agreement and in addition to any Option Shares which vest pursuant to Sections 1.3 and 1.4, the Option Shares will vest pursuant to the following:

                  (a) if the amount of Direct Written Premiums related to the policies processed by INSpire and its Affiliates on behalf of Arrowhead and its Affiliates for the period commencing January 1, 1999 and ending on December 31, 1999 (such amount, the "YEAR 1999 PREMIUM AMOUNT") is less than $182,750,000, then no Option Shares will vest as of January 1, 2000; and

                  (b) if the Year 1999 Premium Amount is equal to or greater than $182,750,000, then the number of Option Shares to vest as of January 1, 2000 will equal the lesser of (i) 50% of the Option Shares or (ii) the product of (A) 50% of the Option Shares multiplied by (B) a fraction consisting of a numerator equal to the Year 1999 Premium Amount and a denominator equal to $215,000,000 (such number of Options Shares that vest pursuant to this subsection (b), the "YEAR 1999 VESTED SHARES").

          Section 1.3 Year Two Vesting. Subject to the terms and conditions set forth in this Agreement and in addition to any Option Shares which vest pursuant to Sections 1.2 and 1.4, the Option Shares will vest pursuant to the following:

                  (a) if the amount of Direct Written Premiums related to the policies processed by INSpire and its Affiliates on behalf of Arrowhead and its Affiliates for the period commencing January 1, 2000 and ending on December 31, 2000 (such amount, the "YEAR 2000 PREMIUM AMOUNT") is less than $182,750,000, then no Option Shares will vest as of January 1, 2001; and

                  (b) if the Year 2000 Premium Amount is equal to or greater than $182,750,000, then the number of Option Shares to vest as of January 1, 2001 will equal the lesser of (i) 50% of the Option Shares or (ii) to the product of (A) 50% of the Option Shares multiplied by (B) a fraction consisting of a numerator equal to the Year 2000 Premium Amount and a denominator equal to $215,000,000 (such number of Options Shares that vest pursuant to this subsection (b), the "YEAR 2000 VESTED SHARES").

          Section 1.4 Additional Vesting. Subject to the terms and conditions set forth in this Agreement and in addition to any Option Shares which vest pursuant to Sections 1.2 and 1.3, the Option Shares will vest pursuant to the following (such total number of Options Shares that vest pursuant to this Section 1.4, the "ADDITIONAL VESTED SHARES"):

                  (a) if the Year 1999 Premium Amount is greater than $215,000,000 and the Year 2000 Premium Amount is less than $215,000,000, then the number of Option Shares to vest as of January 1, 2001 will equal the lesser of (i) the difference of 50% of the Option Shares minus the Year 2000 Vested Shares or (ii) to the product of (A) 50% of the Option Shares multiplied by (B) a fraction consisting of a numerator equal to (1) the difference of the Year 1999 Premium Amount minus $215,000,000 and (2) a denominator equal to $215,000,000; provided, however, that if the Year 2000 Premium Amount is less than $182,750,000, then the numerator will equal the greater of zero or the difference of (I) the difference of the Year 1999


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Premium Amount minus $215,000,000, minus (II) the difference of $182,750,000 minus the Year 2000 Premium Amount.

                  (b) if the Year 2000 Premium Amount is greater than $215,000,000 and the Year 1999 Premium Amount is less than $215,000,000, then the number of Option Shares to vest as of January 1, 2001 will equal the lesser of (i) the difference of 50% of the Option Shares minus the Year 1999 Vested Shares or (ii) to the product of (A) 50% of the Option Shares multiplied by (B) a fraction consisting of a numerator equal to (1) the difference of the Year 2000 Premium Amount minus $215,000,000 and (2) a denominator equal to $215,000,000; provided, however, that if the Year 1999 Premium Amount is less than $182,750,000, then the numerator will equal the greater of zero or the difference of (I) the difference of the Year 2000 Premium Amount minus $215,000,000, minus (II) the difference of $182,750,000 minus the Year 1999 Premium Amount.

                  (c) if (i) either of the Year 1999 Premium Amount or the Year 2000 Premium Amount is less than $182,750,000 and (ii) the sum of the Year 1999 Premium Amount plus the Year 2000 Premium Amount is greater than $365,500,000, then the number of Option Shares to vest as of January 1, 2001 will equal 42.5% of the Option Shares.

          Section 1.5 Exercise Period. Arrowhead's right to purchase the Total Vested Shares will commence on the date the calculation of the number of Total Vested Shares is deemed final in accordance with Section 2.4 and will expire 90 days thereafter (such period, the "EXERCISE PERIOD").

                                   ARTICLE II.
                 DETERMINATION OF VESTED SHARES; SET-OFF SHARES

          Section 2.1 Annual Premium Statement. As soon as reasonably practicable, but not later than 90 days after the end of each of calendar years 1999 and 2000, Arrowhead will delivery to INSpire a statement detailing the amount of Direct Written Premiums for the applicable calendar year (such statement, together with the supporting workpapers, the "ANNUAL PREMIUM STATEMENT"). The amount set forth on the Annual Premium Statement will be calculated in accordance with the definition of Direct Written Premium and generally accepted accounting principles. Arrowhead will give INSpire and its representatives reasonable access to Arrowhead's facilities and its books and records so as to enable INSpire to verify the amounts set forth on the Annual Premium Statement.

          Section 2.2 Review of Annual Premium Statement. As soon as practicable, but not later than 30 days after the delivery of the Annual Premium Statement, INSpire will inform Arrowhead in writing of any objection to the Annual Premium Statement, which objection, if any, will set forth in reasonable detail INSpire's objections and the basis for those objections (the "OBJECTION NOTICE"). If INSpire so objects and the Parties do not resolve such objections on a mutually agreeable basis within 45 days after the delivery of the Annual Premium Statement, then the disagreement will be resolved as soon as practicable thereafter, but not later than 75 days after the delivery of the Annual Premium Statement, by one of the largest four national accounting firms, which accounting firm will be selected jointly by INSpire on the one hand and Arrowhead on the other hand. The Parties acknowledge that the scope of such accounting firm's work will be limited to resolving the objections set forth in the Objection Notice. The decision of such accounting firm will be final and binding upon the Parties. The Annual Premium Statement and the amount of Direct Written Premiums recognized by Arrowhead for such applicable calendar year will be deemed final upon the earlier to occur of (i) the agreement of the Parties, (ii) the decision of the accounting firm, or (iii) the failure of INSpire to deliver an Objection Notice to Arrowhead within 30 days after the delivery of the Annual Premium Statement. Each Party will bear the fees, costs and expenses of its own accountants, will share equally (between INSpire on the one hand and Arrowhead on the other hand) the fees, costs and expenses of the accounting firm selected by the Parties to resolve any disagreements regarding the Objection Notice and will permit each other and each other's representatives reasonable access to the books and records necessary to perform the analysis contemplated by this Section.

          Section 2.3 Set-off.

                  (a) Right of Set-off. INSpire will have the right to set-off against or reduce the number of Year 1999 Vested Shares, Year 2000 Vested Shares and the Additional Vested Shares for any (a) Claim existing as of December 31, 2000 against Sellers or Company (as each such term is defined in the Stock Purchase Agreement) pursuant to Article XI of the Stock Purchase Agreement and
(b) Claim existing as of December 31, 2000 against Arrowhead pursuant to Article XII of the Asset Purchase Agreement.

                  (b) Determination of Claim Amount. Any Claim pending as of December 31, 2000 and any Claim for which INSpire has provided a notice (specifying in reasonable detail the nature of such Claim) on or before December 31, 2000 will be used in the calculation of the aggregate amount of Claims for which INSpire has the right of set-off pursuant to subsection (a) above. The final amount of any such Claims will be established in accordance with the terms of the Stock Purchase Agreement or the Asset Purchase Agreement, as appropriate.

                  (c) Set-off Shares. The number of Year 1999 Vested Shares, Year 2000 Vested Shares and the Additional Vested Shares will be reduced by the number of Set-off Shares. The number of Set-off Shares equals the aggregate of
(i) the amount of each individual Claim under the Stock Purchase Agreement and Asset Purchase Agreement existing as of December 31, 2000 (as calculated in subsection (b) above) divided by (ii) the closing price per share of Common Stock as quoted on the Nasdaq National Market on the date that the existence and amount of each such individual Claim was conclusively determined (such aggregate number of Options Shares, the "SET-OFF SHARES").

          Section 2.4 Calculation of Total Vested Shares. The Parties will calculate the amount of Total Vested Shares upon (a) the Annual Premium Statement for each of calendar year 1999 and 2000 being deemed final in accordance with Section 2.2 and (b) the final determination of the number of Set-off Shares in accordance with Section 2.3(c).

                                  ARTICLE III.
                               EXERCISE OF OPTION

          Section 3.1 Manner of Exercise. At any time during the Exercise Period, Arrowhead may exercise the Option to purchase any number of Total Vested Shares by delivering to INSpire

(a) a written notice in substantially the form attached hereto as Exhibit 3.1 (the "EXERCISE NOTICE") and (b) payment of the Total Option Price in immediately available funds by wire transfer to such account as INSpire directs in writing on or prior to the Exercise Date.

          Section 3.2 Closing. Upon receipt of the Exercise Notice, INSpire will, as promptly as practicable, and in any event within ten business days after the Exercise Date, cause to be executed and delivered to Arrowhead a stock certificate or certificates representing the aggregate number of Option Shares issuable upon such exercise. The stock certificate or certificates so delivered will be registered in the name of Arrowhead. This Option will be deemed to have been exercised and such stock certificate or certificates will be deemed to have been issued, and Arrowhead will be deemed to have become a holder of record of the Option Shares for all purposes, as of the date (a) the Exercise Notice and the Total Option Price is received by INSpire, (b) all Taxes required to be paid by Arrowhead, if any, pursuant to Section 3.3 have been paid and (c) the conditions precedent set forth in Article IV have been satisfied or waived in writing by INSpire.

          Section 3.3 Payment of Taxes. INSpire will pay all expenses in connection with, and all Taxes that may be imposed with respect to, the issue or delivery of the Option Shares, unless such Taxes are imposed by law upon Arrowhead, in which case such Taxes will be paid by Arrowhead.

          Section 3.4 Fractional Shares. INSpire will not be required to issue a fractional share of Common Stock upon exercise of the Option. As to any fraction of a share of Common Stock which Arrowhead would otherwise be entitled to purchase upon such exercise, INSpire will pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the fair market value (as determined in good faith by the Board) per share of Common Stock on the Exercise Date.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

          Section 4.1 Conditions Precedent to Exercise of the Option and Delivery of the Option Shares. INSpire's obligation to deliver the Options Shares is subject only to the conditions that:

                  (a) No preliminary or permanent injunction or other order issued by any court of competent jurisdiction prohibiting the exercise of the Option or the delivery of the Total Vested Shares;

                  (b) Any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 will have expired or been terminated; and

                  (c) Arrowhead will not be in material default under the Stock Purchase Agreement, the Asset Purchase Agreement, that certain Claims Administration Services Agreement, dated the Signing Date, between the INSpire and INSpire Claims Management, Inc. and that certain Policy Administration Services Agreement, dated the Signing Date, between the Parties.

                                   ARTICLE V.
                                   ADJUSTMENTS

          Section 5.1 General. The number of Option Shares, the Option Price Per Share and the Set-off Shares will each be subject to adjustment from time to time as set forth in this Article.

          Section 5.2 Stock Dividends, Subdivisions and Combinations. If at any time INSpire will:

                  (a) pay a dividend on its Common Stock in, or make a distribution on its Common Stock that is paid or made in, additional shares of Common Stock;

                  (b) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock; or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then (i) number of Option Shares and Set-off Shares to be used in the calculation of the Total Vested Shares immediately after the occurrence of any such event will be adjusted to equal the number of shares of Common Stock which a record holder of the same number of Option Shares or Set-off Shares immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and (ii) the Option Price Per Share will be adjusted to equal (A) the then current Option Price Per Share multiplied by the number of Option Shares immediately prior to the adjustment divided by
(B) the number of Option Shares for which the Option is exercisable immediately after such adjustment. An adjustment made pursuant to this Section 5.2 will become effective immediately after the record date in the case of a dividend or distribution and will become effective immediately after the effective date in the case of a subdivision or combination. An adjustment will be made successively whenever any such distribution is made. In computing adjustments under this Section 5.2, fractional interests in Common Stock will be taken into account to the nearest 1/10th of a share of Common Stock.

          Section 5.3 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case INSpire reorganizes its capital, reclassifies its capital stock, consolidates or merges with or into another corporation (where INSpire is not the surviving corporation or where there is a change in or distribution with respect to Common Stock of INSpire), or sells, transfers or otherwise disposes of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Common Stock, then Arrowhead will have the right thereafter to receive, upon exercise of the Option, the number of shares of common stock of the successor or acquiring corporation or of INSpire, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Option Shares immediately prior to such event.

In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than INSpire) will expressly assume the due and punctual observance and performance of each and every covenant of this Agreement to be performed and observed by INSpire and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board) in order to provide for adjustments of Option Shares which will be as nearly equivalent as practicable to the adjustments provided for in this Article V. The foregoing provisions of this Section 5.3 will similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                                   ARTICLE VI.
                                SHARE RESERVATION

          Section 6.1 Reservation and Authorization of Common Stock From and after the Signing Date, INSpire will at all times reserve and keep available for issue upon the exercise of the Option such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of the Option. All shares of Common Stock which will be so issuable, when issued upon exercise of the Option and payment therefor in accordance with the terms of such Option, will be duly and validly issued and fully paid and nonassessable, and not subject to statutory preemptive rights.

          Section 6.2 Approval of Any Governmental Authority. Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Option is exercisable or in the Option Price Per Share, INSpire will obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any Governmental Authority.

                                  ARTICLE VII.
                                  MISCELLANEOUS

          Section 7.1 Amendment. No amendment of this Agreement will be effective unless in a writing signed by the Parties.

          Section 7.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original agreement, but all of which will constitute one and the same agreement.

          Section 7.3 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter of this Agreement.

          Section 7.4 Expenses. Each Party will bear its own expenses with respect to the negotiation and preparation of this Agreement.

          Section 7.5 Governing Law. THIS AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

          Section 7.6 No Assignment. No Party may assign its benefits or delegate its duties under this Agreement without the prior consent of the other Party. Any attempted assignment or delegation without such prior consent will be void.

          Section 7.7 No Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and no other Person will have any right, interest, or claim under this Agreement.

          Section 7.8 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement will be in writing. Such claims, consents, designations, notices, waivers, and other communications will be considered received (a) on the day of actual transmittal when transmitted by facsimile with written confirmation of such transmittal, (b) on the next business day following actual transmittal when transmitted by a nationally recognized overnight courier, or (c) on the third business day following actual transmittal when transmitted by certified mail, postage prepaid, return receipt requested; in each case when transmitted to a Party at its address set forth on Schedule 12.8 of the Asset Purchase Agreement (or to such other address to which such Party has notified the other Parties in accordance with this Section to send such claims, consents, designations, notices, waivers, and other communications).

          Section 7.9 Public Announcements. The Parties will agree on the terms of any press releases or other public announcements related to this Agreement, and will consult with each other before issuing any press releases or other public announcements related to this Agreement; provided, however, that any Party may make a public disclosure if in the opinion of such Party's counsel it is required by law or the rules of the Nasdaq National Market to make such disclosure. The Parties agree, to the extent practicable, to consult with each other regarding any such public announcement in advance thereof.

          Section 7.10 Representation by Legal Counsel. Each Party is a sophisticated entity that was advised by experienced legal counsel and other advisors in the negotiation and preparation of this Agreement.

          Section 7.11 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will not invalidate the remaining provisions of this Agreement or affect the validity or enforceability of such provision in any other jurisdiction. In addition, any such prohibited or unenforceable provision will be given effect to the extent possible in the jurisdiction where such provision is prohibited or unenforceable.

          Section 7.12 Successors. This Agreement will be binding upon and will inure to the benefit of each Party and its heirs, legal representatives, permitted assigns, and successors, provided that this Section will not permit the assignment or other transfer of this Agreement, whether by operation of law or otherwise, if such assignment of other transfer is not otherwise permitted under this Agreement.

          Section 7.13 Time of the Essence. Time is of the essence in the performance of this Agreement and all dates and periods specified in this Agreement.

          Section 7.14 Waiver. No provision of this Agreement will be considered waived unless such waiver is in writing and signed by the Party that benefits from the enforcement of such provision. No waiver of any provision in this Agreement, however, will be deemed a waiver of a subsequent breach of such provision or a waiver of a similar provision. In addition, a waiver of any breach or a failure to enforce any term or condition of this Agreement will not in any way affect, limit, or waive a Party's rights under this Agreement at any time to enforce strict compliance thereafter with every term and condition of this Agreement.

          Section 7.15 Attorney's Fees. In the event of any action, arbitration, claim, proceeding or suit between Arrowhead and INSpire seeking enforcement of any of the terms and conditions of this Agreement, the prevailing party in such action, arbitration, claim, proceeding or suit will be awarded its reasonable costs and expenses, including its court costs and reasonable attorneys' fees.

          Section 7.16 Relationship of the Parties. The Parties are independent contractors of one another, and there should be no instance in which they should be construed as partners or joint venturers.

          Section 7.17 Drafting. Neither this Agreement nor any provision contained in this Agreement will be interpreted in favor of or against either Party because such Party or its legal counsel drafted this Agreement or such provision. No prior draft of this Agreement or any provision contained in this Agreement will be used when interpreting this Agreement or its provisions.

          Section 7.18 Headings. Article and section headings are used in this Agreement only as a matter of convenience and will not have any effect upon the construction or interpretation of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by a duly authorized officer as of the Signing Date.

INSPIRE:                        INSpire INSURANCE SOLUTIONS, INC.



                                By: /s/ WILLIAM J. SMITH
                                   -------------------------------------------
                                      William J. Smith, III, President



ARROWHEAD:                      ARROWHEAD GENERAL INSURANCE AGENCY, INC.



                                By: /s/ PATRICK J. KILKENNY
                                   -------------------------------------------
                                      Patrick J. Kilkenny, President

                                   APPENDIX A.

                         DEFINITIONS AND INTERPRETATION

          Definitions. As used in this Agreement, the following terms will have the meanings ascribed below:

                    (a) "ADDITIONAL VESTED SHARES" has the meaning set forth in
          Section 1.4.

                    (b) "AGREEMENT" has the meaning set forth in the introductory paragraph.

                    (c) "ANNUAL PREMIUM STATEMENT" has the meaning set forth in
          Section 2.1.

                    (d) "ASSET PURCHASE AGREEMENT" has the meaning set forth in Recital A.

                    (e) "ARROWHEAD" has the meaning set forth in the introductory paragraph

                    (f) "BOARD" means the board of directors of INSpire.

                    (g) "CLAIMS" has the meaning set forth in the Asset Purchase Agreement and Stock Purchase Agreement.

                    (h) "COMMON STOCK" has the meaning set forth in Recital B.

                    (i) "DIRECT WRITTEN PREMIUMS" means the sum of (i) with respect to all insurance policies except personal automobile insurance policies, the aggregate amount of premiums payable to Purchaser on all the insurance policies issued by Purchaser during a time particular period, plus (ii) with respect to personal automobile insurance policies, the aggregate amount of premiums paid to Purchaser by insureds during a particular time period.

                    (j) "EXERCISE DATE" means the date on which Arrowhead properly exercises the Option in accordance with Section 3.1.

                    (k) "EXERCISE NOTICE" has the meaning set forth in Section 3.1.

                    (l) "EXERCISE PRICE" has the meaning set forth in Section
          1.5.

                    (m) "INSPIRE" has the meaning set forth in the introductory paragraph.

                    (n) "OBJECTION NOTICE" has the meaning set forth in Section 2.2.

                    (o) "OPTION" has the meaning set forth in Section 1.1.

                    (p) "OPTION PRICE PER SHARE" means, in respect of a share of Common Stock at any date, the price per share at which a share of Common Stock may be purchased pursuant to this Option on such date, and will equal $.01 per share (subject to adjustment as provided herein) as of the Signing Date.

                    (q) "OPTION SHARES" has the meaning set forth in Section
          1.1.

                    (r) "OTHER PROPERTY" has the meaning set forth in Section
          5.3.

                    (s) "PARTY" has the meaning set forth in the introductory paragraph.

                    (t) "SET-OFF SHARES" has the meaning set forth in Section 2.3(c).

                    (u) "SIGNING DATE" has the meaning set forth in the introductory paragraph.

                    (v) "STOCK PURCHASE AGREEMENT" has the meaning set forth in Recital A.

                    (w) "TOTAL OPTION PRICE" means an amount equal to the product of (i) the number of Total Vested Shares being purchased upon exercise of the Option multiplied by (ii) the Option Price Per Share as of the Exercise Date.

                    (x) "TOTAL VESTED SHARES" means an amount equal to the difference of (i) the sum of the Year 1999 Vested Shares, plus the Year 2000 Vested Shares plus the Additional Vested Shares, minus (ii) Set-Off Shares. See, Appendix B for and example of the Total Vested Shares calculation.

                    (y) "YEAR 1999 PREMIUM AMOUNT" has the meaning set forth in
          Section 1.2(a).

                    (z) "YEAR 1999 VESTED SHARES" has the meaning set forth in
          Section 1.2.(b).

                    (aa) "YEAR 2000 PREMIUM AMOUNT" has the meaning set forth in
          Section 1.3(a).

                    (bb) "YEAR 2000 VESTED SHARES" has the meaning set forth in
          Section 1.3(b).

                                   APPENDIX B.

                 EXAMPLES OF THE TOTAL VESTED SHARES CALCULATION

                                    EXAMPLE 1

Assumptions:
------------

Number of Option Shares:                  300,000
Year 1999 Premium Amount:            $200,000,000
Year 2000 Premium Amount:            $240,000,000
Set-off Shares:                             7,500


Year 1999 Vested Shares:   139,535

                           Calculation:
                           ------------
                           Section 1.2(b): the lesser of:
                           (i)  50% of 300,000 = 150,000
                           (ii) 150,000 X (200,000,000/215,000,000) = 139,535

Year 2000 Vested Shares:   150,000

                           Calculation:
                           ------------
                           Section 1.3(b): the lesser of:
                           (i)  50% of 300,000 = 150,000
                           (ii) 150,000 X (240,000,000/215,000,000) = 167,442

Additional Vested Shares:  10,465

                           Calculation:
                           ------------
                           Section 1.4(b): the lesser of:
                           (i)  50% of 300,000 - 139,535 = 10,465
                           (ii) 50% of 300,000 X ((240,000,000 - 215,000,000)/215,000,000) = 17,442

Total Vested Shares:       292,500

                           Calculation:
                           ------------
                           Definition "Total Vested Share:" 139,535 + 150,000 + 10,465 - 7,500 = 292,500

                                    EXAMPLE 2

Assumptions:
------------

Number of Option Shares:                  300,000
Year 1999 Premium Amount:            $175,000,000
Year 2000 Premium Amount:            $240,000,000
Set-off Shares:                             7,500


Year 1999 Vested Shares:    0

                            Calculation:
                            ------------
                            Section 1.2(a): 0.

Year 2000 Vested Shares:    150,000

                            Calculation:
                            ------------
                            Section 1.3(b): the lesser of:
                            (i)  50% of 300,000 = 150,000
                            (ii) 150,000 X (240,000,000/215,000,000) = 167,442

Additional Vested Shares:   139,535

                            Calculation:
                            ------------
                            Section 1.4(b): the lesser of:
                            (i)  50% of 300,000 - None = 150,000
                            (ii) 50% of 300,000 X (((240,000,000 - 215,000,000) - (182,750,000 -
                                 175,000,000))/215,000,000)= 12,035

                                            plus

                            Section 1.4(c): 42.5% of 300,000 = 127,500

Total Vested Shares:        282,035

                            Calculation:
                            ------------
                            Definition "Total Vested Share:" 0 + 150,000 + 139,535 - 7,500 = 282,035

                                    EXAMPLE 3

Assumptions:
------------
Number of Option Shares:                  300,000
Year 1999 Premium Amount:            $175,000,000
Year 2000 Premium Amount:            $220,000,000
Set-off Shares:                             7,500


Year 1999 Vested Shares:    0

                            Calculation:
                            ------------
                            Section 1.2(a):  0.

Year 2000 Vested Shares:    150,000

                            Calculation:
                            ------------
                            Section 1.3(b): the lesser of:
                            (i)  50% of 300,000 = 150,000
                            (ii) 150,000 X (220,000,000/215,000,000) = 153,489

Additional Vested Shares:   127,500

                            Calculation:
                            ------------
                            Section 1.4(b): the lesser of:
                            (i)  50% of 300,000 - None = 150,000
                            (ii) 50% of 300,000 X (((220,000,000 - 215,000,000) - (182,750,000 -
                                 175,000,000))/215,000,000)= 0

                                      plus

                            Section 1.4(c): 42.5% of 300,000 = 127,500

Total Vested Shares:        270,000

                            Calculation:
                            ------------
                            Definition "Total Vested Share:" 0 + 150,000 + 127,500 - 7,500 = 270,000

                                    EXHIBIT A

                               NOTICE OF EXERCISE

INSpire Insurance Solutions, Inc.
Attn:  Chief Executive Officer
300 Burnett Street
Fort Worth, Texas  76012

Dear ____________:

          Reference is made to that certain Option Agreement (the "OPTION AGREEMENT"), dated December 1, 1998, between INSpire Insurance Solutions, Inc., a Texas corporation ("INSPIRE"), and Arrowhead General Insurance Agency, Inc., a Minnesota corporation ("ARROWHEAD"). Capitalized terms used in this notice, but not otherwise defined, will have the meanings assigned to such terms in the Option Agreement.

          1. Exercise of Options. Arrowhead hereby elects to exercise its option to purchase _______ Option Shares at the Option Price Per Share. The aggregate purchase price of the Option Shares purchased pursuant to this Notice is $_________ (the "PURCHASE PRICE").

          2. Issuance of the Option Shares. Arrowhead hereby directs INSpire to issue the Option Shares in the name of Arrowhead

          3. Tender of Purchase Price. Arrowhead hereby tenders the Purchase Price in the manner provided in Section 3.1 of the Option Agreement.

          4. Representations and Warranties. Arrowhead hereby represents and warrants to INSpire that each of the following statements is true and correct:

             (a) Investor Status. Arrowhead hereby acknowledges that the acquisition of the Option Shares pursuant to the Option Agreement is suitable only for sophisticated investors and that the Option Shares are being offered and issued under an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, (the "SECURITIES ACT") and the Rules and Regulations promulgated thereunder and the applicable state securities laws and that the Option Agreement has not been submitted to or reviewed by the Securities and Exchange Commission (the "SEC") or the securities regulation agency of any state or any other governmental agency. In accordance with such rules applicable to the issuance of the Option Shares under an exemption from registration, Arrowhead acknowledges that Arrowhead (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks incident to the acquisition of the Option Shares, (ii) has adequate means of providing for Arrowhead's current needs and possible contingencies and has no need for immediate liquidity of the Option Shares,
(iii) has made its own examination of INSpire and has depended on the advice of its own counsel and advisors and (iv) acknowledges that the terms of the Option Agreement were the subject of arms-length negotiations between the Arrowhead and INSpire.

          (b) Absence of Market. Arrowhead acknowledges that Arrowhead must bear the economic risk of its investment in the Option Shares for an indefinite period of time since the Option Shares acquired pursuant to the Option Agreement have not been registered under the Securities Act, nor any state securities laws, and therefore cannot be sold unless such Shares are subsequently registered under the Securities Act and applicable state laws or an exemption from registration is available.

          (c) Access to Information. Arrowhead represents that it has received and reviewed to its satisfaction all documents and information that it considers material to its acquisition of the Option Shares. Arrowhead acknowledges that all documents, records, and books (including books and records of INSpire) have been made available for inspection by Arrowhead's attorney and/or accountant and appropriate representatives of Arrowhead, and that Arrowhead has received copies of all documents requested by Arrowhead in connection with his evaluation of this investment. Arrowhead represents that it and its representatives have had an opportunity to ask questions of and receive answers from INSpire regarding INSpire and all questions and inquiries made by Arrowhead have been responded to satisfactorily.

          (d) No Assurances. Arrowhead represents that none of the following has been represented, guaranteed, or warranted to Arrowhead by INSpire or its agents or employees, or any other person, expressly or by implication:

              (i) the length of time that Arrowhead will be required to remain as the owner of the Option Shares;

              (ii) the profit to be realized, if any, as a result of the acquisition of the Option Shares;

              (iii) that the past performance or experience on the part of INSpire, or any officer, director or affiliate, their partners, salesmen, associates, agents, or employees, or of any other person, will in any way guarantee the actual results of the ownership of the Option Shares; or

              (iv) that any projections, forecasts or other forward looking information ("OBJECTIVES") constitute a guarantee, representation or warranty that such Objectives can, or will, be achieved.

          (e) Investment Purposes. Arrowhead is acquiring the Option Shares for investment purposes only, for Arrowhead's own account, and not as nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Arrowhead has no agreements or other arrangements with any person or entity to sell, transfer or pledge any part of the Option Shares, and has no plans to enter into any such agreement or arrangement.

          (f) Legend. Arrowhead acknowledges that the certificates representing the Option Shares to be delivered by INSpire will bear the following restrictive legend:

             THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

             AMENDED, OR THE SECURITIES ACTS OF ANY STATE AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACTS OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

          IN WITNESS WHEREOF, Arrowhead has caused this Notice of Exercise to be executed as of the ____ day of _________, _____.

                                ARROWHEAD GENERAL INSURANCE AGENCY, INC.



                                By:
                                   -------------------------------------------
                                   [Name, Title]